UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2024

Evolution Petroleum Corporation

(Exact name of registrant as specified in its charter)

001-32942

(Commission File Number)

Nevada	41-1781991
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
1155 Dairy Ashford Road, Suite 425, Houston, Texas	77079
(Address of Principal Executive Offices)	(Zip Code)

(713) 935-0122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.001 par value	EPM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07Submission of Matters to a Vote of Security Holders.

On December 5, 2024, Evolution Petroleum Corporation, a Nevada corporation (the "Company"), held its 2024 Annual Meeting of Stockholders (the "Annual Meeting") in Houston, Texas at the Company’s principal executive offices. The stockholders of the Company considered and voted upon the three proposals listed below, each of which is more fully described in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on October 24, 2024. Holders of 27,951,317 shares of common stock of the Company, representing approximately 83% of the Company's 33,606,532 issued and outstanding shares of common stock as of the October 15, 2024 record date, were present in person or by proxy at the Annual Meeting, which constituted a quorum for such meeting. The final voting results with respect to each of the proposals is set forth below.

Proposal 1. The Company's stockholders elected six directors, each to serve a one-year term until the 2025 Annual Meeting of Stockholders, or until their respective successors are elected and qualified. The results of the voting for each nominee were as follows:

Name of Nominee	For	% of Vote*	Withheld	Broker Non-Votes
Myra C. Bierria	18,148,283	95.0%	945,281	8,857,753
Edward J. DiPaolo	16,951,315	88.8%	2,142,249	8,857,753
William E. Dozier	17,940,326	94.0%	1,153,238	8,857,753
Marjorie A. Hargrave	18,169,541	95.2%	924,023	8,857,753
Robert S. Herlin	18,269,539	95.7%	824,025	8,857,753
Kelly W. Loyd	18,256,918	95.6%	836,646	8,857,753

No other person received any votes.

Proposal 2. The stockholders ratified the appointment of Moss Adams LLP, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2025.  The voting results were as follows:

For	% of Vote*	Against	Abstain	Broker Non-Votes
27,296,715	97.7%	512,392	142,210	—

Proposal 3. The stockholders approved an Amended and Restated 2016 Equity Incentive Plan. The voting results were as follows:

For	% of Vote*	Against	Abstain	Broker Non-Votes
16,929,215	88.7%	1,936,841	227,508	8,857,753

Proposal 4. The stockholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers. The voting results were as follows:

For	% of Vote*	Against	Abstain	Broker Non-Votes
18,062,831	94.6%	779,716	251,017	8,857,753

* Any broker non-votes count toward the determination of a quorum for the Annual Meeting, but are excluded from the denominator in the calculation of the percentage of shares voting. Abstentions are counted towards the tabulation of votes cast on matters properly presented to the stockholders (except the election of directors) and have the same effect as negative votes. Broker non-votes are not counted as votes cast, and therefore they have no effect on the outcome of the matters presented at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolution Petroleum Corporation (Registrant)

Date: December 10, 2024	By:	/s/ RYAN STASH
	Name:	Ryan Stash
	Title:	Senior Vice President and Chief Financial Officer